Statement of Additional Information Supplement              219917 11/04
dated November 5, 2004 to:
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PUTNAM TAX EXEMPT INCOME FUNDS:
Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Statement of Additional Information dated September 30, 2004

The fourth paragraph under the heading "The Management Contract" in the "Management" section is replaced with the following:

In addition, through the end of the fund's fiscal year ending in 2005, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).